ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                  March 1, 2002 - March 31, 2002
                                    ------------------------------

SETTLEMENT DATE:                      15-Apr-02
                                    --------------

A.     SERIES INFORMATION

       ADVANTA LEASING RECEIVABLES CORP. VIII AND
       ADVANTA LEASING RECEIVABLES CORP. IX
       EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
       SERIES 1999-1

I.     SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

       (a.)     Beginning Aggregate Contract Principal Balance .................................                     $  9,066,243.58
                                                                                                                     ---------------
       (b.)     Contract Principal Balance of all Collections allocable to Contracts ...........                     $    839,409.94
                                                                                                                     ---------------
       (c.)     Contract Principal Balance of Charged-Off Contracts ............................                     $     33,254.97
                                                                                                                     ---------------
       (e.)     Ending Aggregate Contract Principal Balance of all Contracts as of this
                Settlement Date ................................................................                     $  8,193,578.67
                                                                                                                     ---------------

                BALANCES ON THIS SETTLEMENT DATE
       (d.)     Class A Principal Balance as of this
                Settlement Date (Class A Note Factor)      0.0619174                                                 $  6,122,151.47
                                                        -------------                                                ---------------
       (e1.)    Ending Class A-1 Principal Balance         0.0000000                               $         --
                                                        -------------                              ---------------
       (e2.)    Ending Class A-2 Principal Balance         0.0000000                               $         --
                                                        -------------                              ---------------
       (e3.)    Ending Class A-3 Principal Balance         0.6481411                               $  6,122,151.47
                                                        -------------                              ---------------
       (f.)     Ending Class B Principal Balance as of this
                Settlement Date (Class B Note Factor)      0.1785714                                                 $  2,071,427.21
                                                        -------------                                                ---------------


II.    COMPLIANCE RATIOS

       (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts. .................                     $  8,688,945.01
                                                                                                                     ---------------
       (b.)     CBR of Contracts 1 - 30 days delinquent ........................................                     $    917,202.92
                                                                                                                     ---------------
       (c.)     % of Delinquent Contracts 1 - 30 days as of the related Calculation Date .......                              10.56%
                                                                                                                     ---------------
       (d.)     CBR of Contracts 31 - 60 days delinquent .......................................                     $    430,662.63
                                                                                                                     ---------------
       (e.)     % of Delinquent Contracts 31 - 60 days as of the related Calculation Date ......                               4.96%
                                                                                                                     ---------------
       (f.)     CBR of Contracts 61 - 90 days delinquent .......................................                     $    221,818.93
                                                                                                                     ---------------
       (g.)     % of Delinquent Contracts 61 - 90 days as of the related Calculation Date ......                               2.55%
                                                                                                                     ---------------
       (h.)     CBR of Contracts > 91 days delinquent ..........................................                     $    126,293.09
                                                                                                                     ---------------
       (i.)     % of Delinquent Contracts > 91 days as of the related Calculation Date .........                               1.45%
                                                                                                                     ---------------

       (j1.)    % of Delinquent Contracts 31 days or more as of the related Calculation Date ...                               8.96%
                                                                                                                     ---------------
       (j2.)    Month 2:     Feb-02 ............................................................                               9.07%
                            --------                                                                                 ---------------
       (j3.)    Month 3:     Jan-02 ............................................................                               7.77%
                            --------                                                                                 ---------------
       (j4.)    Three month rolling average % of Delinquent Contracts 31 days or more ..........                               8.60%
                                                                                                                     ---------------

       (k1.)    Net Charge-Off % for the related Collection Period (annualized 30/360)* ........                               0.00%
                                                                                                                     ---------------
       (k2.)    Month 2:     Feb-02 ............................................................                               0.00%
                            --------                                                                                 ---------------
       (k3.)    Month 3:     Jan-02 ............................................................                               2.12%
                            --------                                                                                 ---------------
       (k4.)    Three month rolling average % for Defaulted Contracts ..........................                               0.71%
                                                                                                                     ---------------
                *Note: Current Month Net Charge-off % is negative 1.3525% reported as zero
                       (March, 2002)

                Does the Cumulative Loss % exceed ..............................................
       (l1.)    The Loss Trigger Level % from Beginning Period to and including 12th Collection
                Period? Y or N .................................................................                           n/a
                                                                                                                     ---------------
       (l2.)    The Loss Trigger Level % from 13th Collection Period to and including 24th
                Collection Period? Y or N ......................................................                           n/a
                                                                                                                     ---------------
       (l3.)    The Loss Trigger Level % from 25th Collection Period and thereafter? Y or N ....                            NO
                                                                                                                     ---------------


       (m1.)    Residual Realization for the related Collection Period .........................                             130.87%
                                                                                                                     ---------------
       (m2.)    Month 2:     Feb-02 ............................................................                             131.92%
                            --------                                                                                 ---------------
       (m3.)    Month 3:     Jan-02 ............................................................                             132.89%
                            --------                                                                                 ---------------
       (m4.)    Three month rolling average Residual Realization Ratio .........................                             131.89%
                                                                                                                     ---------------

       (n.)     Does the three month rolling Residual Realization ratio exceed 100%  Y or N ....                           YES
                                                                                                                     ---------------



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

III.   FLOW OF FUNDS

       (1.)     The amount on deposit in Available Funds .......................................                     $  1,249,345.62
                                                                                                                     ---------------
       (2.)     The prepayment amounts deposited, if any, by the Issuers'  to the Collection
                Account for removal of defaulted contracts .....................................                     $         --
                                                                                                                     ---------------
       (3.)     Total deposits in the Collection Account to be used as available funds on this
                Payment Date ...................................................................                     $  1,249,345.62
                                                                                                                     ---------------

       (a.)     To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance ......                     $     35,866.43
                                                                                                                     ---------------
       (b.)     To the Servicer, the Servicing Fee and miscellaneous amounts, if any ...........                     $      7,555.20
                                                                                                                     ---------------

                To Series 1999-1 Noteholders:

       (c.)     To Class A, the total Class A Note Interest and Class A Overdue Interest for
                the related period .............................................................                     $     40,220.19
                                                                                                                     ---------------
                        Interest on Class A-1 Notes ............................................   $         --
                                                                                                   ---------------
                        Interest on Class A-2 Notes ............................................   $         --
                                                                                                   ---------------
                        Interest on Class A-3 Notes ............................................   $     40,220.19
                                                                                                   ---------------
       (d.)     Interest on Class B Notes for the related period ...............................                     $     12,549.40
                                                                                                                     ---------------

       (e.)     To Series 1999-1Noteholders:

                To Class A, the total applicable Principal Payment .............................                     $    872,664.91
                                                                                                                     ---------------
                        Principal Payment to Class A-1 Noteholders .............................   $         --
                                                                                                   ---------------
                        Principal Payment to Class A-2 Noteholders .............................   $         --
                                                                                                   ---------------
                        Principal Payment to Class A-3 Noteholders .............................   $    872,664.91
                                                                                                   ---------------
                To Class B for applicable Principal Payment to the extent of the Class B Floor .                     $         --
                                                                                                                     ---------------

       (f.)     To the Reserve Account:

                The amount needed to increase the amount in the Reserve Account to the Required
                Reserve ........................................................................                     $         --
                                                                                                                     ---------------


       (g.)     Upon the occurrence of a Residual Event the lesser of:

                (A) the remaining Available Funds and ..........................................   $         --
                                                                                                   ---------------
                (B) the aggregate amount of Residual Receipts included in Available Funds ......   $         --
                                                                                                   ---------------
                To be deposited to the Residual Account ........................................                     $         --
                                                                                                                     ---------------

       (h.)     To the Issuers, as owner of the Pledged Assets, any remaining Available Funds on
                deposit in the Collection Account (the "Issuers' Interest") ....................                     $    280,489.49
                                                                                                                     ---------------

IV.    SERVICER ADVANCES

       (a.)     Aggregate amount of Servicer Advances at the beginning of the Collection Period.                     $    300,567.48
                                                                                                                     ---------------
       (b.)     Servicer Advances reimbursed during the Collection Period ......................                     $     13,817.28
                                                                                                                     ---------------
       (c.)     Amount of unreimbursed Service Advances to be reimbursed on the
                Settlement Date ................................................................                     $     35,866.43
                                                                                                                     ---------------
       (d.)     Servicer Advances made during the related Collection Period ....................                     $         --
                                                                                                                     ---------------
       (e.)     Aggregate amount of Servicer Advances at the end of the Collection
                Period .........................................................................                     $    250,883.77
                                                                                                                     ---------------
       (f.)     Amount of delinquent Scheduled Payments for which Servicer Advances
                were not made ..................................................................                     $         --
                                                                                                                     ---------------


V.     RESERVE ACCOUNT

       (a.)     Amount on deposit at the beginning of the related Collection Period ............                     $  1,104,761.18
                                                                                                                     ---------------
       (b.)     Amount of interest earnings reinvested for the related Monthly Period ..........                     $      1,632.54
                                                                                                                     ---------------
       (c.)     Amounts used to cover shortfalls, if any,  for the related Collection Period ...                     $         --
                                                                                                                     ---------------
       (d.)     Amounts transferred from the Collection Account, if applicable .................                     $         --
                                                                                                                     ---------------
       (e.)     Balance remaining before calculating Required Reserve Amount ...................                     $  1,106,393.72
                                                                                                                     ---------------

       (f.)     Required Reserve Amount needed as of the related Collection Period .............                     $  1,104,761.18
                                                                                                                     ---------------

       (g1.)    If (e) above is greater than (f), then excess amount to be transferred to the
                Series Obligors ................................................................                     $      1,632.54
                                                                                                                     ---------------
       (g2.)    If (e) is greater than (d), then amount of shortfall............................                     ---------------

       (h.)     Amounts on deposit at the end of the related Collection Period (e minus g1) ....                     $  1,104,761.18
                                                                                                                     ---------------

       (i.)     Is the Required Reserve Amount equal to the balance in the Reserve Account
                as of the related Collection period ? Y or N ...................................                           YES
                                                                                                                     ---------------


VI.    RESIDUAL ACCOUNT

       (a.)     Amount on deposit at the beginning of the related Collection Period ............                     $         --
                                                                                                                     ---------------
       (b.)     Amounts transferred from the Collection Account ................................                     $         --
                                                                                                                     ---------------
       (c.)     Amounts used to cover shortfalls for the related Collection Period .............                     $         --
                                                                                                                     ---------------
       (d.)     Amount on deposit at the end of the related Collection Period ..................                     $         --
                                                                                                                     ---------------



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

VII.   ADVANCE PAYMENTS

       (a.)     Beginning aggregate Advance Payments ...........................................                     $    159,030.74
                                                                                                                     ---------------
       (b.)     Add: Amount of Advance Payments collected during the related Collection Period .                     $    116,679.58
                                                                                                                     ---------------
       (c.)     Add: Investment earnings for the related  Collection Period ....................                     $         --
                                                                                                                     ---------------
       (d.)     Less: Amount of Advance Payments withdrawn for deposit into Facility Account ...                     $    117,313.34
                                                                                                                     ---------------
       (e.)     Ending aggregate Advance Payments ..............................................                     $    158,396.98
                                                                                                                     ---------------





       ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

       BY:     /s/ Mark Shapiro
               ---------------------------

       TITLE:  Asst. Treasurer
               ---------------------------

       DATE:   04/10/02
               ---------------------------






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